                                                                                                                                                                                                                                                         EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Quick-Med Technologies, Inc. (the "Company") for the fiscal quarter ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nam H. Nguyen, Chief Financial Officer of the Company, hereby certify, pursuant Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 16, 2010                                                                                                      /s/ Nam H. Nguyen
                                                        Nam H. Nguyen
                                                       Chief Financial Officer